UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2019
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Approval of 2019 Long-Term Incentive Plan
On November 14, 2018, the Board of Directors (the “Board”) of Post Holdings, Inc. (the “Company” or “Post”) approved the Post Holdings, Inc. 2019 Long-Term Incentive Plan (the “2019 LTIP”), subject to shareholder approval. At Post’s 2019 annual meeting of shareholders (the “Annual Meeting”), held on January 24, 2019, the shareholders of the Company considered and approved the 2019 LTIP. In general, the 2019 LTIP provides opportunities for employees, including executive officers and directors who are employees, and non-management directors to receive stock options, stock appreciation rights, performance shares, restricted stock, restricted stock units and other stock-based and cash-based awards. A description of the terms of the 2019 LTIP can be found under the heading “Approval of Post Holdings, Inc. 2019 Long-Term Incentive Plan (Proxy Item No. 5)” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 10, 2018 (the “2018 Proxy Statement”), which description is incorporated by reference herein. Such description is only a summary and does not purport to be complete and is qualified in its entirety by reference to the 2019 LTIP filed as Exhibit 10.1 hereto, which is incorporated by reference herein.

(e)	Approval of New Forms of Award Agreements
On January 29, 2019, the Corporate Governance and Compensation Committee of the Board approved new forms of award agreements, which will be used for grants of stock-settled restricted stock units and grants of stock options under the 2019 LTIP. The new Form of Stock-Settled Restricted Stock Unit Agreement (Non-Management Directors) is attached hereto as Exhibit 10.2 and is incorporated by reference herein. The new Form of Stock-Settled Restricted Stock Unit Agreement (U.S. Employees) is attached hereto as Exhibit 10.3 and is incorporated by reference herein. The new Form of Non-Qualified Stock Option Award Agreement (U.S. Employees) is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting at The Ritz-Carlton, St. Louis, 100 Carondelet Plaza, St. Louis, Missouri 63105 on Thursday, January 24, 2019. At the Annual Meeting, of the 66,681,344 shares outstanding and entitled to vote, 63,215,652 shares were represented, constituting a 94.80% quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:
All of the nominees for director were elected to serve until the Company’s annual meeting of shareholders to be held in 2022 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes	Percentage of Votes Cast For
Gregory L. Curl	58,444,410	299,136	4,472,106	99.49%
Ellen F. Harshman	58,459,450	284,096	4,472,106	99.52%
David P. Skarie	57,339,939	1,403,607	4,472,106	97.61%

Proposal 2:
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Percentage of Votes Cast For
62,177,531	924,829	113,292	98.36%

Proposal 3:	The Company’s executive compensation, as described in the 2018 Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For
53,674,960	4,935,144	133,442	4,472,106	91.37%

Proposal 4:	The determination of the frequency of advisory votes on executive compensation (every one, two or three years) received the non-binding advisory votes set forth in the table below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
49,766,242	5,890,344	2,958,586	128,374	4,472,106
Based on these results and other factors considered by the Board, the Board has determined that the Company will hold the advisory vote on executive compensation on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of executives or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.

Proposal 5:	The 2019 LTIP was approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For
56,742,932	1,881,710	118,904	4,472,106	96.59%

Item 9.01.    Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Post Holdings, Inc. 2019 Long-Term Incentive Plan
10.2	Form of Stock-Settled Restricted Stock Unit Agreement (Non-Management Directors)
10.3	Form of Stock-Settled Restricted Stock Unit Agreement (U.S. Employees)
10.4	Form of Non-Qualified Stock Option Award Agreement (U.S. Employees)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2019	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel and Chief Administrative Officer, Secretary

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